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                                                              EXHIBIT 10.17
                        STANDARD FORM OF OFFICE LEASE                3/1/90

                    The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 3RD day of April 1995 , between 1466 BROADWAY ASSOCIATES c/o HELMSLEY-NOYES COMPANY, INC., as Agent, having offices at 22 Cortlandt Street, New York, New York 10007 party of the first part, hereinafter referred to as OWNER, and YES CLOTHING COMPANY, having an address at 1380 W. Washington Boulevard, Los Angeles, California 90007 party of the second part, hereinafter referred to as TENANT,

Witnesseth:   Owner hereby leases to Tenant and Tenant hereby hires from Owner
Room 1507-1508 in the building known as 1466 Broadway in the Borough of Manhattan, City of New York, for the term of Four (4) Years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of June nineteen hundred and ninety-five, and to end on the 31st day of May nineteen hundred and ninety-nine both dates inclusive, at an annual rental rate of

                               (SEE ARTICLE #58)

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay xxxxxxxxx 1 monthly installment(s) on the execution hereof (unless this lease be a renewal).
     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.
     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

Rent          1. Tenant shall pay the rent as above and as hereinafter provided.
Occupancy     2. Tenant shall use and occupy demised premises for general offices and apparel showroom and for no other purpose.

Tenant        3. Tenant shall make no changes in or to the demised premises of
Alterations:  any nature without Owner's prior written consent. Subject to the prior written consent of Owner which consent shall not be long as there is no prejudicial mechanical systems on the Premises, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days after reasonable notice to Tenant, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, movable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance   4. Tenant shall, throughout the term of this lease, take good care
and           of the demised premises and the fixtures and appurtenances
Repairs       therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted aby Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition of which Tenant has actual knowledge in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window        5. Tenant will not clean nor require, permit, suffer or allow
Cleaning:     any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applic-
able law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.*

Requirements  6. Prior to the commencement of the lease term, if Tenant is then
of Law,       in possession, and at all times thereafter, Tenant, at Tenant's
Fire          sole cost and expense, shall promptly comply with all present and
Insurance,    future laws, orders and regulations of all state, federal, munic-
Floor Loads:  ipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof,(including Tenant's permitted use) or, with respect to the building if arising out of Tenant's

*Landlord shall make all repairs within ten (10) days of written notice by Tenant. If such repairs cannot be completed within ten (10) days, Landlord must undertake such work within the ten (10) day period.
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use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance. The Tenant shall not be liable for all of the laws, ordinances, regulations, etc. . ., in which the demised premises is in violation if the violation is not a direct result of Tenant's use or manner of use thereof.

Subordination:    7.  This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or
hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property-         8.  Owner or its agents shall not be liable for any damage
Loss, Damage,     to property of Tenant or of others entrusted to employees
Reimburse-        of the building, nor for loss of or damage to any property
ment, Indem-      of Tenant by theft or otherwise, nor for any injury or damage
nity:             to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work.

 If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction,      9.  (a) If the demised premises or any part thereof shall be
Fire and Other    damaged by fire or other casualty, Tenant shall give
Casualty:         immediate notice thereof to Owner and this lease shall
                  continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages and additional rents thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume ten (10) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof. Notwithstanding anything to the contrary set forth herein, Tenant shall be entitled to cancel and terminate this Lease if Owner fails to completely repair and restore the Premises within six (6) months of the date that such damage occurs.

Eminent           10.  If the whole or any part of the demised premises shall
Domain:           be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award 1 and all rents and additional rents shall be prorated as of such date.

Assignment,       11.  Tenant, for itself, its heirs, distributees, executors,
Mortgage,         administrators, legal representatives, successors and assigns,
Etc.:             expressly covenants that it shall not assign, mortgage or
encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner which shall not be unreasonably withheld in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric          12.  Rates and conditions in respect to submetering or
Current:          rent inclusion, as the case may be, to be added in RIDER
(Symbol           attached hereto. Tenant covenants and agrees that at all
appears here)     times its use of electric current shall not exceed the
                  capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to         13.  Owner or Owner's agents shall have the right (but shall
Premises:         not be obligated) to enter the demised premises in any
                  emergency at any time, and, at other reasonable times, to
examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises on reasonable notice to Tenant, (except in the case of an emergency) at reasonable hours for the purpose of showing the
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same to prospective purchasers or mortgages of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. Provided the Owner shall, at all times use its reasonable efforts to minimize the disruption and interference to Tenant's business from Owner's entry. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault,        14. No Vaults, vault space or area, whether or not enclosed or
Vault Space,  covered, not within the property line of the building is leased
Area:         hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public ability, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant to the extent such Vault Area is actually used by Tenant.

Occupancy:    15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

(b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under (SS)235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written ten (10) days notice upon Tenant specifying the nature of said default and upon the expiration of said ten (10) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said ten (10) day period, and if Tenant shall not have diligently commenced curing such default within such ten (10) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of   18. In case of any such default, re-entry, expiration and/or
Owner and     dispossess by summary proceedings or otherwise, (a) the rent shall
Waiver of     become due thereupon and be paid up to the time of such re-entry,
Redemption:   dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or
otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's convenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the dificiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's reasonable judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re--entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and      19. If Tenant shall default in the observance or performance of
Expenses:     any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may upon five (5) days' written notice to Tenant immediately or at any time thereafter perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building      20. Owner shall have the right at any time without the same
Alterations   constituting an eviction and without incurring liability to Tenant
and           therefor to change the arrangement and/or location of public
Management:   entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known.
There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Repre-     21. Neither Owner nor Owners's agents have made any
sentations    representations or promises with respect to the physical condition
by Owner:     of the building, the land upon which

*Then, and in any of such events, Owner shall in accordance with the appropriate legal procedures and proceedings, pursue its legal and equitable remedies against Tenant.

it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possesion of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of        22. Upon the expiration or other termination of the term of this
Term:         lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet         23. Owner covenants and agrees with Tenant that upon Tenant paying
Enjoyment:    the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure       24. If Owner is unable to give possession of the demised premises
to Give       on the date of the commencement of the term hereof, because of the
Possession:   holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. if permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:    25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner or Tenant unless such waiver be in writing signed by Owner or Tenant. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of     26. It is mutually agreed by and between Owner and Tenant that the
Trial by      respective parties hereto shall and they hereby do waive trial by
Jury:         in any action, proceeding or counter-claim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

Inability to  27. This Lease and the obligation of Tenant to pay rent hereunder
Perform: and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and     28. Except as otherwise in this lease provided, a bill, statement,
Notices:      notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services      29. As long as Tenant is not in default under any of the covenants
Provided by   of this lease. Owner shall provide: (a) necessary elevator
Owners        facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

Captions:     30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:  31. The term "office", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, or any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) or which the demised premises form a part, so that in the event or any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-ent" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.
- --------------
[SYMBOL APPEARS HERE] Rider to be added if necessary.

                               * See Article #59


Adjacent      32. If an excavation shall be made upon land adjacent to the
Excavation--  demised premises, or shall be authorized to be made, Tenant shall
Shoring:      afford to the person causing or authorized to cause such
              excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and     33. Tenant and Tenant's servants, employees, agents, visitors, and
Regulations   licensees shall observe faithfully, and comply strictly with, the
              Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:     34. Tenant has deposited with Owner the sum of $20,136.66* as
[SYMBOL       security for the faithful performance and observance by Tenant of
APPEARS HERE] the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.
- -------------------------------------------------------
[SYMBOL APPEARS HERE] Space to be filled in or deleted.


 In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.



                                            1466 BROADWAY ASSOCIATES
                                            c/o HELMSLEY-NOYES COMPANY, INC.
                                            as Agent
Witness for Owner:                          ....................................


                                            BY:
 ....................................        ....................................
                                            Senior Vice President


                                            YES CLOTHING COMPANY
Witness for Tenant:                         ....................................


/s/ Jessie Garcia                           BY: Daniel Goodstein
 ....................................        ....................................


                                ACKNOWLEDGMENTS


CORPORATE OWNER
STATE OF NEW YORK,      ss.:
County of

     On this        day of        , 19  , before me
personally came
to me known, who being by me duly sworn, did depose and say that he resides

in                                                                            :

that he is the                     of

the corporation described in and which executed the foregoing instrument, as
OWNER: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                             ...................................................


INDIVIDUAL OWNER
STATE OF NEW YORK,      ss.:
County of

     On this          day of          , 19  , before me

personally came

to me known and known to me to be the individual
described in and who, as OWNER, executed the foregoing instrument and
acknowledged to me that                                    he executed the same.


                             ...................................................



CORPORATE TENANT
STATE OF NEW YORK,      ss.:
County of

     On this        day of        , 19  , before me
personally came
to me known, who being by me duly sworn, did depose and say that he resides

in                                                                            :

that he is the                     of

the corporation described in and which executed the foregoing instrument, as
TENANT: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                             ...................................................


INDIVIDUAL TENANT
STATE OF NEW YORK,      ss.:
County of

     On this          day of          , 19  , before me

personally came

to me known and known to me to be the individual
described in and who, as TENANT, executed the foregoing instrument and
acknowledged to me that                          he executed the same.


                             ...................................................

                                   GUARANTY

  FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.

Dated: ________________________________________________________________19______

_______________________________________________________________________________
Guarantor

_______________________________________________________________________________
Witness

_______________________________________________________________________________
Guarantor's Residence

_______________________________________________________________________________
Business Address

_______________________________________________________________________________
Firm Name

STATE OF NEW YORK    )  ss.:
COUNTY OF            )

  On this           day of                        , 19   , before me personally
came __________________________________________________________________________
to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                          _____________________________________________________
                                                Notary


[SYMBOL APPEARS HERE]       IMPORTANT - PLEASE READ        [SYMBOL APPEARS HERE]

                     RULES AND REGULATIONS ATTACHED TO AND
                           MADE A PART OF THIS LEASE
                        IN ACCORDANCE WITH ARTICLE 33.

  1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.
  2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.
  3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.
  4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.
  5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.
  6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.
  7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.
  8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.
  9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.
  10. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.
  11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.
  12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.
  13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.
  14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.



Address

Premises
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                                      TO




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                               STANDARD FORM OF

[LOGO OF BOARD OF                   Office                 [LOGO OF BOARD OF
 NEW YORK REAL ESTATE               Lease                   NEW YORK REAL ESTATE
 APPEARS HERE]                                              APPEARS HERE]
                    The Real Estate Board of New York, Inc.
                    (c)Copyright 1983. All rights Reserved.
                 Reproduction in whole or in part prohibited.

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Dated                                                                      19

Rent per Year




Rent per Month



Term
From
To


Drawn by _____________________________Checked by ______________________________

Entered by ___________________________Approved by _____________________________

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

                                                                    SERVING
                                                                REAL ESTATE
                                                                      NEEDS
[LOGO OF HELMSLEY-NOYES APPEARS HERE]                            SINCE 1898


                        NOTICE TO 1466 BROADWAY TENANTS:

                                 FREIGHT POLICY
                                 --------------



1.      Freight Elevator Hours of Operation:
        Monday through Friday: 8:00 am - 5:,30 pm
        Saturday and Sunday  : Closed

        Access: 143 West 41st Street
                (Between Broadway and Sixth Avenues)

2. Use of the Freight Elevator will be made available to Tenants when scheduled no later than 4:00 pm the day of the move at a cost of $50.00 per hour starting at 5:30 pm. Any freight movement in or out of the building after 5:30 pm will be considered overtime and Tenant will be
                                                  --------
        billed accordingly. Tenants will be billed on their following rent statement indicated by Code 93.
                               --------

3. Tenant's failure to provide adequate prior notice, as provided for in the above Article #2, shall result in a cash payment of $50.00, paid to the union freight personnel required at each instance the elevator is required open.

4. Tenants shall be denied lobby access for any delivery or removal of goods during, before, and after business hours. At no time are racks, displays, or furniture to be placed in passenger elevators.

5. All construction materials must enter through the freight entrance at 143 West 4lst Street.

6. Tenants who do not cooperate and persist in using the lobby access over the objections of the concierge personnel shall be billed a penalty of $50.00 per abuse occurrence.



        ACKNOWLEDGED & AGREED
        ---------------------

        Daniel Goodstein         4/18/95
        --------------------------------
        Signature                 Date

RIDER ANNEXED TO LEASE DATED              April 3, 1995               BETWEEN
                            ------------------------------------------
1466 BROADWAY ASSOCIATES, AS LANDLORD, AND     YES CLOTHING COMPANY
                                          ------------------------------------,
AS TENANT, OF Rm. 1507-1508 IN THE BUILDING KNOWN AS 1466 BROADWAY.
              ------------

37.       RIDER PROVISIONS PREVAIL:
          -------------------------

          If and to the extent that any of the provisions of this Rider conflict or are otherwise inconsistent with any of the preceding printed provisions of this lease, or of the Rules and Regulations attached to this lease, whether or not such inconsistency is expressly noted in this Rider, the provisions of this Rider shall prevail, and in case of inconsistency with said Rules and Regulations, shall be deemed a waiver of such Rules and Regulations with respect to Tenant to the extent of such inconsistency.

38.       ADDITIONAL DEFINITIONS:
          -----------------------

          For the purposes of this lease and all agreements supplemental to this lease, and all communications with respect thereto, unless the context otherwise requires:

          1. The term "fixed rent" shall mean rent at the annual rental rate or rates provided for in the granting clause appearing at the beginning of this lease.

          2. The term "additional rent" shall mean all sums of money, other than fixed rent, and which becomes due and payable from Tenant to Landlord hereunder, and Landlord shall have the same remedies therefor as for a default in payment of fixed rent.

          3. The term "rent" and "rents" shall mean and include fixed rent and/or additional rent hereunder.

          4. The terms "Commencement Date" and "Expiration Date" shall mean the dates fixed in this lease, or to be determined pursuant to the provisions of this lease, respectively, as the beginning and the end of the term for which the demised premises are hereby leased.

39.       ESCALATION FOR INCREASE IN REAL ESTATE TAX:
          --------------------------------------------

          A.   As used herein:

          1. "Real Property" shall mean the land and buildings presently designated as Section 4, Block 994, Lot 54 of the Tax Map of the County of New York.

          2. "Taxes" shall mean the real estate taxes and assessments imposed upon the Real Property. Penalties and interest on Taxes and income, franchise, transfer, inheritance and capital stock taxes shall be deemed excluded from the term Taxes for the purposes hereof. However, if and to the extent that, due to a change in the method of assessment of taxation, any franchise, capital stock, capital, rents, income, profits or other tax or charge shall be substituted in whole or in part for the Taxes now or hereafter imposed upon the Real Property, such franchise, capital stock, capital, rents, income, profits or other tax or charge, computed as if Landlord owned or operated no property other than the Real Property, shall be deemed included in the term "Taxes" for the purposes hereof.

          3. "Tax Year" shall mean each period of twelve (12) months commencing on the first day of July of each such period, in which occurs any part of the term of this lease or such other period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

          4. "Base Tax" shall mean the Taxes for the Calendar 1995 (the "Base Tax Year").

          B. If the Taxes for any Tax Year shall be greater than the Base Tax, Tenant shall pay as additional rent for such Tax Year a sum equal to 2.5 % of
                                                                            --
the amount by which the Taxes for such Tax Year are greater than the Base Tax (which amount is hereinafter called the "Tax Payment"). Should this lease commence or terminate prior to the expiration of a Tax Year, such Tax Payment shall be prorated to, and shall be payable on, or as and when ascertained after, the Commencement Date or the Expiration Date as the case may be. Tenant's obligation to pay such additional rent and Landlord's obligation to refund pursuant to Paragraph C below, as the case may be, shall survive the termination of this lease. If the Taxes for any Tax Year subsequent to the Base Tax Year, or an installment thereof, shall be reduced before such Taxes, or such installment, shall be paid, the amount of Landlord's reasonable costs and expenses of obtaining such reduction (but not exceeding the amount of such reduction) shall be added to and be deemed part of the Taxes for such Tax Year. Payment of additional rent for any Tax Payment due from Tenant shall be made as and subject to the conditions hereinafter provided in this Article.

          C. Landlord shall be under no obligation to contest the Taxes of the assessed valuation of the Real Property for any Tax Year or to refrain from contesting the same, and may settle any such contest on such terms as Landlord in its sole judgement considers proper. If Landlord shall receive a refund for any Tax Year for which a Tax Payment shall have been made by Tenant pursuant to Paragraph B above, Landlord shall repay to Tenant, with reasonable promptness,
2.5     % of such refund after deducting from such refund the reasonable costs
- --------
and expenses (including experts' and attorneys' fees) of obtaining such refund. If the assessment for the Base Tax Year shall be reduced from the amount originally imposed after Landlord shall have rendered a comparative statement (as provided in Paragraph D below) to Tenant with respect to a Tax Year, the amount of the Tax Payment shall be adjusted in accordance with such change and Tenant, on Landlord's demand, shall pay any increase in additional rent resulting from such adjustment.

          D.   At any time during a Tax Year after the Taxes for such Tax
Year become known Landlord may, or else with reasonable promptness after the end of each Tax Year, Landlord shall render to Tenant a comparative statement showing the amount of the Base Tax, the amount of the Taxes for such Tax Year and the Tax Payment, if any, due from Tenant for such Tax Year, indicating thereon in reasonable detail the computation of such Tax Payment. The Tax Payment shown on such comparative statement may, at Landlord's option, be payable in full or in such installments (not more frequent than monthly) as Landlord may determine. Tenant shall pay the amount of the Tax Payment shown on such comparative statement (or the balance of a proportionate installment thereof, if only an installment is involved) concurrently with the installment of fixed rent then or next due, or if such statement shall be rendered at or after the termination of this lease within thirty (30) days of such rendition, whenever so requested, but not more than once a year, Landlord will furnish Tenant with a reproduced copy of the bill (or receipted bill) for the Taxes for the current or next preceding Tax Year.

          E. Landlord's failure during the lease term to prepare and deliver any notice, statement or bill, or Landlord's failure to make a demand, shall not in any way cause Landlord to forfeit or surrender Landlord's right to collect any additional rent which may have become due during the term of this lease under this Article and Tenant's liability for amounts due under this Article shall survive the termination of this lease.

40. As used in this Article, the words and terms which follow mean and include the following:

          A.   "Calendar Year" shall mean each calendar year, subsequent to
               ---------------
the base year in which occurs any part of the term of this Lease.

          B.   "Base Year" shall mean the year January 1, 1995 to December
               ------------                                 --
31, 1995.
      --
          C.   "Area of the Premises" shall mean the rentable square foot
               -----------------------
area of the Demised Premises (which the parties have agreed shall be  4,315
                                                                      -----
square feet for the purposes of this Article.)

          D.   "Hourly Wage Rate" as respects any Operation Year shall mean
               -------------------
the minimum hourly wage prescribed to be paid to the workers described below, appropriately adjusted from time to time to reflect changes in fringe benefits required by law or applicable labor agreements and computed on an hourly basis, in major office buildings (hereinafter called "Class A Office Building") and in effect as of January 1 in such Operation Year (or if such rate and/or benefits shall be subject to change during an Operation Year then the average thereof for such Operation Year as reasonably estimated or calculated by Landlord) pursuant to an agreement between the Realty Advisory Board on Labor Relations, Incorporated (or any successor thereto) and Local 32B of the Service Employees International Union, AFL-CIO (or any successor thereto) covering the wage rates of those workers classified as "Others" (or any successor or equivalent designation) in Class A Office Buildings which said minimum hourly wage rates shall be computed on the basis of the total weekly amount required to be paid to said workers in the building for regular work weeks (exclusive of any overtime or premium pay work in such regular work weeks). Such total weekly amounts shall be inclusive of all payments and benefits of every nature and kind (including those required to be paid by the employer directly to the taxing authorities or others on account of the employment) such as, without limiting the generality of the foregoing, social security, unemployment and all other similar taxes, holiday and vacation pay, incentive pay, accident, health and welfare, insurance programs, pension plans, guarantee pay plans and supplemental unemployment benefit programs, and fringe benefits, payments, plans or programs or a similar or dissimilar nature, irrespective of whether they may be required or provided for in any applicable law or regulation or otherwise. If there is no such agreement in effect as of any such January 1 by which the Hourly Wage Rate is determinable, computations and payments shall thereupon be made upon the basis of the Hourly Wage Rate being paid by the Landlord or by the contractor performing the cleaning services for Landlord on such January 1 for the porters or cleaners, as the case may be, and appropriate retroactive adjustment shall thereafter be made when the Hourly Wage Rate paid on such January 1 pursuant to such agreement for said workers is finally determined and provided further that if as of the last day of such Operation Year no such agreement covering the January 1 occurring in such Operation Year shall have been in effect, the Hourly Wage Rate paid by the Landlord or by the contractor performing the cleaning services for Landlord on such January 1 for porters and cleaners shall be for all purposes hereof deemed to be such Hourly Wage Rate prescribed by such agreement between said Board (or any successor thereto) and said Union (or any successor thereto) for such Operation Year.

          E.   "Labor Rate" for any Operation Year shall mean the Hourly Wage
               -------------
Rate for workers classified as "Others".

          F.   "Base Labor Rate" shall mean the Labor Rate for Base Year.
               ------------------

          G.   "Escalation Statement" shall mean statement in writing signed
               -----------------------
by Landlord, setting forth the amount payable by Tenant for a specified Operation Year pursuant to this Article.

          H.   "Operation Year" shall mean each calendar year or portion of
               -----------------
year subsequent to the Base Year in which occurs any part of the term of this lease.

          1. If the Labor Rate for any Operation Year shall be greater than the Base Labor Rate, Tenant shall pay to Landlord as additional rent for the Demised Premises for such Operation Year an amount equal to the product obtained by multiplying the Area of the Premises by one (1) times the number of cents (including any fraction of a cent) by which the Labor Rate for such Operation Year exceeds the Base Labor Rate.

          2. Any such adjustment payable shall commence as of the first day of the relevant Operation Year and, after Landlord shall furnish Tenant with an Escalation Statement relating to such Operation Year, all monthly installments of rental shall reflect one-twelfth of the annual amount of such adjustment until a new adjustment becomes effective pursuant to the provisions of this Article, provided however, that if said Escalation Statement is furnished to Tenant after the commencement of such Operation Year, there shall be promptly paid by Tenant to Landlord, an amount equal to the portion of such adjustment allocable to the part of such Operation Year which shall elapse prior to the first day of the calendar month next succeeding the calendar month in which said Escalation Statement is furnished to Tenant.

          3. In the event (F) that the date of the expiration or other termination of this lease shall be a day other than the last day of an Operation Year, or (F) of any increase or decrease in the Area of the Demised Premises (as may be provided herein), then in each such event in applying the provisions of this Article with respect to any Operation Year in which such event shall have occurred, appropriate adjustments shall be made to reflect the occurrence of such event on a basis consistent with the principles underlying the provision of this Article taking into consideration: (a) the portion of such Operation Year which shall have elapsed prior to the date of such expiration or termination; or, (b) in the case of any such increase or decrease, the portion of the Demised Premises to which the same relate. Similarly, if the term of this lease shall begin or end on a date which is not the first (with respect to term commencement) or the last (with respect to expiration or termination) day of a calendar month, appropriate adjustment shall be made to Basic Rent and additional rent for the first or last month of the term, as the case may be, to reflect the portion of a month falling within the term of this lease.

          4. Payments shall be made pursuant to this Article notwithstanding the fact that an Escalation Statement is furnished to Tenant after the expiration of the term of this lease.

41.       CLEANING
          --------

          Tenant, at its expense, and in a manner satisfactory to Landlord, shall cause the Demised Premises, including the exterior and interior of the windows thereof, to be kept clean, Tenant shall, at Tenant's expense, remove all Tenant's rubbish and trash to such area of the building as Landlord shall designate. The Tenant agrees to employ such office cleaning and maintenance contractor as the Landlord may from time to time designate for all cleaning, waxing, polishing and maintenance work in the Demised Premises provided that the charges therefor are reasonably comparable to the charges of other contractors for such services. Tenant shall regularly, at Tenant's expense, but using such contractor as Landlord may from time to time designate, clean the interior and exterior of the windows in the Demised Premises. In no event shall the Tenant employ any other such contractor or individual for any of the aforementioned services without the Landlord's prior written consent.

42.       MAINTENANCE OF FIXTURES AND EQUIPMENT:
          --------------------------------------

          Tenant, at Tenant's own cost and expense, shall maintain and keep in good order and repair, all air conditioning equipment situated in the Demised Premises and all other fixtures, including but not limited to ranges and refrigerators, situated in the Demised Premises. Tenant shall be responsible for any damage to said equipment and shall promptly repair same and/or replace same with comparable equipment.

43.       AMENDING ARTICLE 11:
          --------------------

          Notwithstanding the provisions of Article 11, and in modification and amplification thereof:

          A. If Tenant's interest in this lease is assigned, whether or not in violation of the provisions of this lease, Landlord may collect rent from the assignee; if the demised premises or any part thereof are sublet to, or occupied by, or used by, any person other than Tenant, whether or not in violation of this lease, Landlord, after default by Tenant under this lease and expiration of Tenant's time, if any, to cure such default, may collect rent from the subtenant, user or occupant. In either case, Landlord shall apply the net amount collected to the rents reserved in this lease, but neither any such assignment, subletting, occupancy, nor use, nor any such collection or application shall be deemed a waiver of any terms, covenants or conditions of this lease or the acceptance by Landlord of such assignee, subtenant, occupant or user as tenant. The consent by Landlord to any assignment, subletting, occupancy or use shall not relieve Tenant from its obligation to obtain the express prior written consent of Landlord to any further assignment, subletting, occupancy or use.
The listing of any name other than Tenant's on any door of the Demised Premises, or on any directory, or on any elevator in the building, or otherwise, shall not operate to vest in the party so named, any right or interest in this lease or in the Demised Premises, or be deemed to constitute, or serve as a substitute for, any prior written consent of Landlord required under this Article, and it is understood that any such listing shall constitute a privilege extended by Landlord which shall be revocable at Landlord's will by notice to Tenant. Tenant agrees to pay to Landlord any reasonable counsel fees incurred by Landlord in connection with any proposed assignment of Tenant's interest in this lease or any proposed subletting of the Demised Premises or any part thereof. Neither any assignment of Tenant's interest in this lease nor any subletting, occupancy or use of the Demised Premises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person other than Tenant as provided in this Paragraph A, nor any application of any such rent as aforementioned as provided in this Paragraph A, shall in any circumstances relieve Tenant of Tenant's obligations fully to observe and perform the terms, covenants and conditions of this lease on Tenant, part to be observed and performed.

          B. If Tenant shall desire to assign this lease or to sublet the Demised Premises, Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall contain or be accompanied by the following information: (i) the name and address of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting; (iii) the nature and character of the business of the proposed assignee or subtenant and its proposed use of the Demised Premsies; and
(iv) banking, financial and other credit information with respect to the proposed assignee or subtenant reasonably sufficient to enable Landlord to determine the financial responsibility of the proposed assignee or subtenant. Landlord shall then have the following options to be exercised by notice ("Exercise Notice") given to Tenant within thirty (30) days after receipt of Tenant's request for consent:

          1. Landlord may require Tenant to surrender the Demised Premises to Landlord and to accept a termination of this lease as of a date (the "Termination Date") to be designated by Landlord in the Exercise Notice, which date shall not be less than sixty (60) days or more than one hundred twenty
(120) days following date of Landlord's Exercise Notice; or

          2. Landlord may require Tenant to assign this lease to Landlord without merger of Landlord's estates effective as of the day preceding the proposed assignment or sublease.

          If Landlord shall elect to require Tenant to surrender the Demised Premises and accept a termination of this lease, then this lease shall expire on the Termination Date as if that date had been originally fixed as the Expiration Date and Tenant shall be released from all further and future obligations owed under the Lease. Regardless of which option Landlord exercises under this Paragraph B, whether to terminate this lease or to take an assignment thereof, Landlord shall be free to, and shall have no liability to Tenant if Landlord shall lease the Demised Premises to Tenant's prospective assignee or subtenant.

          C. If Landlord shall not exercise either of its options under Paragraph B above within the time period therein provided, then Landlord shall not unreasonably withhold or delay consent to the proposed assignment or subletting of the entire Demised Premises, provided that Tenant is not then in default under this lease and further provided that the following further conditions shall be fulfilled:

          1. The proposed subtenant or assignee shall not be a school of any kind, or an employment or placement agency or governmental or quasi governmental agency or travel or tourist agency or telephone or secretarial service or labor union or photographic studio;

          2. The subletting or assignment shall be to a tenant whose occupancy will be in keeping with the dignity and character of the then use and occupancy of the building and whose occupancy will not be more objectionable or more hazardous than that of Tenant herein or impose any additional burden upon Landlord in the operation of the building;

          3. The proposed sublease or assignment shall not be at a lower rental rate than that being charged by Landlord at the time for similar space in the building;

          4. The proposed sublessee or assignee shall not be a tenant, subtenant or assignee of any premises in the building; and

          5. The proposed sublessee or assignee is a reputable party whose financial net worth and financial responsibility is, considering the obligations undertaken, reasonably satisfactory to Landlord;

          6. In case of a subletting, it shall be expressly subject to all of the obligations of Tenant under this lease and the further condition and restriction that the sublease shall not be assigned, encumbered or otherwise transferred or the subleased premises further sublet by the sublessee in whole or in part, or any part thereof suffered or permitted by the sublessee to be used or occupied by others, without the prior written consent of Landlord in each instance.

          D. Anything herein contained to the contrary notwithstanding, but without releasing Tenant from its obligations for full performance hereunder, Tenant shall have the right, without the consent of Landlord, to assign or sublet all or any part of the Demised Premises to one or more controlled or subsidiary companies, or to a parent company (existing or future), and Tenant shall have the right to permit the Demised Premises or any part thereof to be used by any controlled subsidiary and/or parent companies, provided that a duplicate original of the assignment or sublease shall be delivered to Landlord within seven (7) days after the execution, and provided that such assignment or sublease shall permit only such use and occupancy as is permitted under this lease.

          Further, Tenant may assign this lease in its entirety without the consent of Landlord to any successor corporation (by consolidation or merger or sale of substantially all of its assets) provided the assets and consolidated net worth of such successor corporation and its consolidated subsidiaries, determined in accordance with generally accepted accounting principles on a pro forma basis from the then most recent audited (by independent certified public accountants) balance sheets of all corporations which shall have been merged or consolidated with or into such successor corporation, shall not be less than the assets and consolidated net worth of Tenant and its consolidated subsidiaries as shown by Tenant's most recent audited (by independent certified public accountants) balance sheets of all corporations which shall have been merged or consolidated with or into such successor corporation, shall not be less than the assets and consolidated net worth of Tenant and its consolidated subsidiaries as shown by Tenant's most recent audited (by independent certified public accountants) balance sheet, provided that Tenant shall have delivered to Landlord an agreement on the part of such successor corporation whereby such successor corporation agrees to assume, and does assume, all of the obligations and duties on the part of the Tenant to be performed hereunder.

          E. No permitted or consented to assignment or subletting shall be effective or valid for any purpose whatsoever unless and until a counterpart of the assignment or a counterpart or reproduced copy of the sublease shall have been first delivered to the Landlord, and, in the event of an assignment, the Tenant shall deliver to Landlord a written agreement executed and acknowledged by the Tenant and such assignee in recordable form wherein such assignee shall assume jointly and severally with Tenant the due performance of this lease on Tenant's part to be performed to the full end of the term of this lease notwithstanding any other or further assignment.

          F. Any transfer by operation of law or otherwise, of Tenant's interest in this lease or of a fifty (50%) percent or greater interest in Tenant (whether stock, partnership interest or otherwise) shall be deemed an assignment of this lease for purposes of this Article.

44.       SUPPLEMENTING ARTICLE 3:
          ------------------------

          Landlord's consent shall not be required for minor changes to the Demised Premises such as painting and installation of cabinets and shelves. All other renovations, decorations, additions, installations, improvements and/or alterations of any kind or nature in the Demised Premises (herein "Tenant's Changes") shall require the prior written consent of Landlord thereto, which, in the case of non-structural interior Tenant's Changes, Landlord agrees not to unreasonably withhold or delay. In granting its consent to any Tenant's Changes, Landlord may impose such conditions (as to guarantee of completion, payment restoration, and otherwise) as Landlord may reasonably require. In no event shall Landlord be required to consent to any Tenant's Changes which would physically affect any part of the building outside of the Demised Premises or would adversely affect the proper functioning of the mechanical, electrical, sanitary or other service systems of the building. At the time Tenant requests Landlord's written consent to any Tenant's Changes, Tenant shall deliver to Landlord detailed plans and specifications therefor. Tenant shall pay to Landlord any reasonable fees or expenses incurred by Landlord in connection with Landlord's submitting such plans and specifications, if it so chooses, to an architect or engineer selected by Landlord for review or examination. Landlord's approval of any plans or specifications does not relieve Tenant from the responsibility for the legal sufficiency and technical competency thereof. Tenant, before commencement of any Tenant's Changes, shall:

          1. Obtain the necessary consents, authorizations and licenses from all federal, state and/or municipal authorities having jurisdiction over such work;

          2. Furnish to Landlord a certificate or certificates of Workmen's Compensation Insurance covering all persons who will perform Tenant's Changes for Tenant or any contractor, subcontractor or other person;

          3. Furnish to Landlord an original Policy of Public Liability Insurance covering Landlord in limit of not less than ONE MILLION & 00/100 ($1,000,000.000) DOLLARS, for injuries or damages to person and property, in a company approved by Landlord. Such policy shall be maintained at all times during the progress of Tenant's Changes and until completion thereof, and shall provide that no cancellation shall be effective unless ten (10) days prior written notice has been given to Landlord.

          Tenant agrees to indemnify and save Landlord harmless from and against any and all bills for labor performed and equipment, fixtures and materials furnished to Tenant and from and against any and all liens, Property and from and against all losses, damages, costs, expenses, suits and claims whatsoever in connection with Tenant's Changes. The cost of Tenant's Changes shall be paid for in cash or its equivalent, so that the Demised Premises and the Real Property shall at all times be free of liens for labor and materials supplied or claimed to have been supplied.

          Tenant, at its expense, shall cause any Tenant's Changes consented to by Landlord to be performed in compliance with all applicable requirements of insurance bodies having jurisdiction and in such manner as not to interfere with, delay or impose any additional expense upon the Landlord in the maintenance or operation of the building and so as to maintain harmonious labor relations in the building.

          Notwithstanding the provisions of Article #3, Tenant shall not be required to restore the Demised Premises to its condition prior to the making of any Tenant Changes except if and to the extent that such restoration is made an express condition of Landlord's consent to such Tenant's Change.

          If the performance of Tenant's Changes shall interfere with the comfort and/or convenience of other tenants in the building or shall cause damage to or otherwise interfere with the occupancy of adjacent buildings, Tenant shall, upon Landlord's demand, remedy or remove the condition or conditions complained of. Tenant further covenants and agrees to indemnify and save Landlord harmless from and against any and all claims, losses, damages, costs, expenses, suits and demands whatsoever made or asserted against Landlord by reason of the foregoing.

45.       CERTIFICATES BY TENANT:
          -----------------------

          At any time and from time to time, Tenant, for the benefit of Landlord and the lessor under any ground lease or underlying lease or the holder of any leasehold mortgage affecting any ground lease or underlying lease, or of any fee mortgage covering the land or the land and building, on at lease five (5) days prior written request by Landlord, will deliver to Landlord a statement, certifying that this lease is not modified and is in full force and effect (or if there shall have been modifications that same is in full force and effect as modified, and stating the modifications), the Commencement and Expiration Dates hereof, the dates to which the fixed rent, additional rent and other charges have been paid, and whether or not, to the best knowledge of the signer of such statement, there are any then existing defaults on the part of either Landlord or Tenant in the performance of the terms, covenants and conditions of this lease, and if so, specifying the default of which the signer of such statement has knowledge.

46.       LIMITATION OF LIABILITY:
          ------------------------

          Tenant agrees that the liability of Landlord under this lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the Demised Premises, shall be limited to Landlord's interest in the Real Property and in no event shall Tenant make any claim against or seek to impose any personal liability upon any general or limited partner of Landlord, or any principal of any firm or corporation that may hereafter be or become the Landlord.

47.       INDEMNIFICATION AND INSURANCE:
          ------------------------------

          Tenant will indemnify and save Landlord harmless from and against all damages, liabilities, claims, costs and expenses, including reasonable attorneys' fees, arising out of the use of the Demised Premises or any work or thing done, or any condition created by Tenants or its employees, agents or contractors whether or not caused. by negligence or breach of an obligation by Tenant.

          Tenant shall, throughout the term of this lease, at its own cost and expense, but for the mutual benefit of Landlord and Tenant, maintain. General Public Liability Insurance against claims for personal injury, death or property damage occurring upon, in or about the Demised Premises, such insurance to afford protection to the limit of not less than ONE MILLION & 00/100 ($1,000,000.00) DOLLARS in respect of personal injury or death and damage to property in respect of any one occurrence. The Certificate of Insurance shall specifically have the indemnity clause referred to in the first paragraph of this Article typed on the certificate evidencing that the "hold harmless" clause has been insured. Tenant shall furnish to Landlord certificates of such policies and provide for the insurance carrier's endorsements and such policies shall not be terminated without ten (10) days' prior notice to Landlord as well as Tenant.

48.       ELECTRICITY:
          ------------

          If the Landlord elects to supply electric current to the Demised Premises, the Tenant agrees that electric current will be supplied by the Landlord and the Tenant will pay the Landlord or the Landlord's designated agent, as additional rent for the supplying of electric current, an amount or amounts set by the Landlord computed at rates not exceeding those in the Service Classification No. 4 of Consolidated Edison Company of New York, Inc. in effect during August 1970. The Landlord, at its option, may, however, increase the additional rent charges for supplying electricity to the Demised Premises based upon changes, occurring subsequent to the aforementioned date, in the method, rates or manner by which the Landlord thereafter purchases electricity for the building of which the Demised Premises are a part. Such increases in the additional rent charges for electricity shall be determined by a comparison to the nearest full percentage of the average cost per kilowatt hour to the Landlord at the rate in effect at which Landlord purchased electricity prior to such change and the rate under which the Landlord will purchase electricity after such change. The periods to be used for the aforesaid computation shall be the bill periods ended in February and August immediately preceding such change. Average cost per kilowatt hour is defined as including energy charges, demand charges, fuel adjustment charges, rate adjustment charges, sales taxes where applicable, and/or any other factors used by the public utility in computing its charges to the Landlord, applied to the kilowatt hours purchased by Landlord during a given bill period. Where more than one meter measures the service of Tenant, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefor shall be rendered at such times as Landlord may elect and the amount shall be deemed to be, and be paid as, additional rent. In the event that such bills are not paid within five
(5) days after the same are rendered, Landlord may, without further notice, discontinue the service of electric current to the Demised Premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. At the option of Landlord, Tenant also agrees to purchase from Landlord or its agent all lamps or bulbs used in the Demised Premises and to pay for cost of installation thereof. Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. All additional feeders or risers or other electrical conductors or equipment required to provide any increase in electric service to the Demised Premises shall be provided by Landlord, and the cost thereof shall be paid by Tenant on Landlord's demand, provided that, in Landlord's judgement, such additional feeders or risers will not cause permanent damage or injury to the building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the building. Rigid conduit only will be allowed. Tenant agrees that its use of electric current in the Demised Premises shall not at anytime exceed the capacity of any of the electrical conductors and equipment in otherwise serving the Demised Premises. It is further agreed by Tenant that all of the aforesaid costs and expenses are chargeable and collectible as additional rent and shall be paid by Tenant to Landlord within five (5) days after condition of any bill or statement to Tenant therefor. Landlord may discontinue any of the aforesaid services upon thirty
(30) days notice to Tenant without being liable to Tenant therefor or without in any way affecting this lease or the liability of Tenant hereunder or causing a diminution of rent and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. In the event Landlord gives such notice of discontinuance Landlord shall permit Tenant to receive such service direct from the public utility corporation upon condition that the Tenant shall, at its sole expense entirely, segregate the Tenant's electrical system so that the same is in no way dependent upon or connected to the circuits or distribution facilities of the Landlord or any other tenant and that upon vacating the Demised Premises Tenant will restore, at its sole expense, same to the condition existing prior to such segregation. Tenant shall make no electrical installations, alterations, additions or changes to electrical equipment or appliances without the prior written consent of the Landlord in each instance, which consent will not be unreasonably withheld. Tenant will comply with the General Rules, Regulations, Terms and Conditions applicable to Service, Equipment, Wiring and Changes in Requirements in accordance with the requirements of the public utility supplying electricity to the building in the same manner as if the Tenant was serviced directly by such utility. If any tax is imposed upon Landlord's receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant agrees that, where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to, and included in the bill of, and paid by, Tenant to Landlord.

      Landlord shall furnish and install Tenant's electrical meter in accordance with the above provision. If there shall be any delay in the installation of such electrical meter, then Tenant shall be charged on a pro-rata adjustment basis for such period that meter has not been installed and operable, and such pro-rata adjustments shall be based on the average charge for electricity per day in the Demised Premises, after Tenant's first meter reading, multiplied by the number of days that the meter has not been installed and operable.

49.  BROKER:
     ------
     Tenant represents and warrants that if neither consulted nor negotiated with any broker or finder with regard to the rental of the Demised Premises from Landlord other than Helmsley-Noyes Company, Inc., Tenant agrees to indemnify and
                    ----------------------------
hold Landlord harmless from any damages, costs, and expenses suffered by Landlord by reason of any breach of the foregoing representation.

50.  BINDING EFFECT:
     --------------
     It is specifically understood and agreed that this lease is offered to Tenant for signature by the managing agent of the building solely in its capacity as such agent and subject to Landlord's acceptance and approval, and that Tenant shall have affixed its signature hereto with the understanding that such act shall not, in any way, bind Landlord or its agents until such time as this lease shall have been approved and executed by Landlord and delivered to Tenant.

51.  MISCELLANEOUS:
     -------------
     A. Without incurring any liability to Tenant, Landlord may permit access to the Demised Premises and open the same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshall or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this lease, or in or to the premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal government.

     B. The terms "person" and "persons" as used in this lease, shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities.

     C. No receipt of monies by Landlord from Tenant, after any reentry or after cancellation or termination of this lease in any lawful manner, shall reinstate the lease; and alter the service of notice to terminate this lease, or after the commencement of any action, proceeding or other remedy, Landlord may demand, receive and collect any monies due, and apply them on account of Tenant's obligations under this lease but without in any respect affecting such notice, action, proceeding or remedy, except that if a money judgement is being sought in any such action or proceeding, the amount of such judgement shall be reduced by such payment.

          D. If Tenant is in arrears in the payment of fixed rent or additional rent, Tenant waives it right, if any, to designate the items in arrears against which any payments made by Tenant are to be credited and Landlord may apply any of such payments to any such items in arrears as Landlord, in its sole discretion, shall determine, irrespective of any designation or request by Tenant as to the items against which any such payments shall be credited.

          E. No payments by Tenant nor receipt by Landlord of a lesser amount that may be required to be paid hereunder shall be deemed to be other than on account of any such payment, nor shall any endorsement or statement on any check or any letter accompanying any check tendered as payment be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such payment due or pursue any other remedy in this lease provided.

          F. If in this lease it is provided that Landlord's consent or approval as to any matter will not be unreasonably withheld, and it is established by a court or body having final jurisdiction thereover that Landlord has been unreasonable, the only effect of such finding shall be that Landlord shall be deemed to have given its consent or approval; but Landlord shall not be liable to Tenant in any respect for money damages by reason of withholding its consent.

          G. At Landlord's option, Tenant shall pay a "late charge" of one (1%) percent per month from the due date of any installment of rent (fixed rent and additional rent) if said rent payment is made more than ten (10) days after its due date. Nothing herein contained shall be deemed to limit any right or recovery which Landlord may have under this lease, at law or in equity.

          H. In the event any ground or underlying lease is terminated, or any mortgage foreclosed, this lease shall not terminate or be terminable by Tenant unless Tenant was specifically named in any termination or foreclosure judgement or final order. In the event any ground or underlying lease is terminated as aforesaid, Tenant agrees to enter a new lease at the Demised Premises for the remaining term of this lease and otherwise on the same terms, conditions and rentals as herein provided with, and at the option of the holder of any superior lease, or if there is no superior lease in existence, then with and at the option of the holder of the fee title to the Real Property.

52.       ADDITIONAL SECURITY:
          --------------------

          In the event Tenant shall fail to pay to Landlord any rent or additional rent within ten (10) days after the date the same becomes due in two
(2) successive months, then Tenant shall, within ten (10) days after demand by Landlord, deposit with Landlord the sum of $9,349.16 which sum shall be held by Landlord as a security deposit in accordance with the provisions of Article 33 hereof. The exercise by Landlord of its rights under this Article shall not preclude Landlord from exercising any other rights or remedies which it may have under this lease by reason of the default of Tenant in paying such rent or additional rent when due.

53.       PROHIBITION:
          ------------

          Tenant shall use the Demised Premises solely for the purposes set forth under Article 2 hereof, and Tenant and its employees or invitees shall not at any time during the term of this lease use the Demised Premises as an apartment or for dominant or accessory residential use of any type or kind whatsoever.

54.       Intentionally Omitted.
          ----------------------

55. The Tenant accepts the premises and appurtenances "as is" and without representation on the part of the Landlord or its Agent as to condition, physical or otherwise. During the term hereof, the Tenant agrees that is will not call upon the Landlord for any expenditures for repairs, operation or maintenance, except as may otherwise be specifically provided for in this lease.

56. Notwithstanding anything to the contrary contained herein, it is mutually understood and agreed that the Tenant will not place any sign or lettering outside the Tenant's premises, on the door or corridor wall, except the building standard door sign and lettering. The Tenant agrees to reimburse the building for the cost of said door plaque and lettering, which cost will not exceed One Hundred Dollars ($100.00).

          If the Tenant desires to have listings in the lobby directory, Tenant will be permitted up to three (3) listing spaces which will be at Tenant's cost and expense.

57.       ADDENDUM TO ARTICLE #17:
          ------------------------

          This Lease and the term and estate hereby granted are subject to the following further limitation. Whenever Tenant shall default in the payment of any installment of annual rental, or in the payment of any ' additional rent or any other charge payable by Tenant to Landlord, on any day upon which the same ought to be paid, and such default shall continue for ten (10) days after Landlord shall have given Tenant a notice specifying such default, then in any such case, Landlord may give to Tenant a notice of intention to end the term of this Lease at the expiration of three (3) business days from the date of the service of such notice of intention, and upon the expiration of said three (3) business days of this lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were set forth herein for the expiration of the term hereof, but Tenant shall remain liable for damages as provided in this lease.

58. It is hereby understood and agreed that the annual base rental for the terms of this lease shall be payable as follows:

          (a) ONE HUNDRED TWELVE THOUSAND ONE HUNDRED NINETY & 00/100 ($112,190.00) DOLLARS, per annum, payable in equal monthly installments of $9,349.16 commencing June 1, 1995 and ending May 1, 1996;

          (b) ONE HUNDRED SIXTEEN THOUSAND FIVE HUNDRED FIVE & 00/100 ($116,505.00) DOLLARS, per annum, payable in equal monthly installments of $9,708.75 commencing June 1, 1996 and ending May 1, 1998;

          (c) ONE HUNDRED TWENTY THOUSAND EIGHT HUNDRED TWENTY & 00/100 ($120,820.00) DOLLARS, per annum, payable in equal monthly installments of $10,068.33 commencing June 1, 1998 and ending May 1, 1999.

59. It is hereby understood and agreed between the parties, Landlord and Tenant, that the security deposit requirement for the demised premises, Rooms 1507-1508, shall total $20,136.66. Said sum shall consist of $8,000.00, which shall be transferred from Tenant's existing account in Room 1202; the balance of $12,136.66 shallbe paid by Tenant upon the signing of this Lease. The total monies of $20,136.66 shall be held in an interest bearing, Day of Deposit, Day of Withdrawal account. Interest earned, less 1% administrative fee, shall be paid to Tenant annually.

60. It is hereby understood and agreed that Tenant's present lease for Room 1202 dated May 10, 1993 shall continue in full force and effect until such time as the initial installation of the Demised Premises, Rooms 1507-1508, are substantially completed and prepared for occupancy, or May 31, 1995, whichever date shall occur first.

          It is further understood and agreed that Landlord is to be notified by Tenant in writing upon substantial completion of Tenant's initial installation for Rooms 1507-1508.

61.       CR & ME, INC. & CATHY ALLEN, INC. SPACE; ROOMS 1507 & 1508,
          -----------------------------------------------------------
          RESPECTIVELY:
          -------------

          Tenant acknowledges that it has been advised (i) that Rooms 1507 and 1508A-E, consisting of approximately 1,610 rentable square feet and 2,705 rentable square feet, respectively, and representing a part of the fifteenth
  (15th) floor portion of the within demised premises, are currently occupied by CR ,ME, MK INC,. And CATHY ALLEN, INC., pursuant to certain leases with Landlord, the terms of which expire August 31, 1995 and May 31, 1995, respectively; and (ii) that Landlord and CR & ME, INC. AND CATHY ALLEN, INC. have entered into a certain lease cancellation agreement pursuant to which such leases with CR & ME, INC. and CATHY ALLEN, INC. shall be cancelled and terminated effective as of April 15, 1995. Supplementing Article #24 hereof, Landlord shall not be liable to Tenant in any way if either falls to vacate their present premises, Rooms 1507 and 1508A-E on or before such expiration date. However, Landlord agrees that it will use all reasonable diligence to obtain possession of the CR & ME, INC. and CATHY ALLEN, INC. Spaces prior to April 15, 1995. If, despite such diligence by Landlord, either CR & ME INC. or CATHY ALLEN, INC. fails vacate Room 1507 or 1508A-E on or prior to April 15, 1995, then Landlord will use all reasonable diligence to cause CR & ME, INC. and CATHY ALLEN, INC. To vacate after such date, including, without limitation, the commencement and diligent prosecution of a summary holdover dispossess proceeding.

          Tenant expressly waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or under any present or future statute of similar import then in force.

62.       RENT CREDIT:
          ------------
          Tenant shall be entitled to a rent credit in the amount of SIXTY-FIVE THOUSAND & 00/100 ($65,000.00) DOLLLARS (without electricity) due under this Lease; except that Tenant shall nevertheless be obligated, during such periods, to pay any additional rents hereunder, and to pay any amounts due under Article #48 hereof for Tenant's consumption of electricity in the demised premises.

          The foregoing rent credit shall be conditioned on Tenant not being in default, beyond any applicable notice and/or grace period, under any of the material terms, covenants and conditions of this Lease. Upon the occurrence of any such default by Tenant, the application of any rent credit which Tenant is then receiving hereunder shall be deemed suspended unless and until Tenant fully cures such default, at which time the application of such rent credit shall resume and continue until Tenant has received the full amount thereof, (or Tenant again so defaults).

          Anything contained herein to the contrary notwithstanding, if Tenant, at any time during the term of this Lease after Tenant has been granted all or a portion of the rent credit described above or there reimbursement obligation, breaches any covenant, condition or provision of this Lease and fails to cure such breach within any applicable grace period, and provided that this Lease is terminated by Landlord because of such default, then, in addition to all other damages and remedies herein provided and to which Landlord may otherwise be entitled, Landlord shall also be entitled to the repayment of the unamortized portion of any such rent credit or reimbursement obligation theretofore enjoyed by Tenant, which sum shall be deemed additional rent hereunder and shall be due upon demand by Landlord. The obligation of Tenant to pay such additional rent, (or damages), to Landlord shall survive the expiration or sooner termination of the term of this Lease; provided, however, that such obligation shall be reduced pro rata as and to the extent that Landlord thereafter is paid all rent and additionnl rent due under this Lease through the date originally fixed for the expiration of the term hereof, whether in the form of damages or as rent from the relettimg of the demised premises by Landlord, plus any other amounts due to Landlord under Article #18 hereof.

63.       RIGHT OF PRIOR CONSIDERATION:
          -----------------------------
          If, at any time during the term of this Lease, Tenant notifies Landlord that Tenant needs and wants additional expansion space, and such space on the fifteenth (15th) floor of the Building is then vacant and available for leasing by Landlord, (ie: not currently under offer to a proposed tenant or
                      ---
subject to the option of another tenant; and subject to the right of any existing tenant to renew and extend its occupancy of such space), then, provided Tenant is not then in default under this Lease beyond any applicable grace period, Landlord shall so advise Tenant, and, at Tenant's written request, will negotiate with Tenant on rent and other terms for the leasing of said space by Tenant. If for any reason Landlord and Tenant cannot agree on such rental and other terms within thirty (30) days after such negotiations begin, then Landlord thereafter shall be free to rent such space to whomever Landlord wishes and for such term of years and at whatever rental and other terms Landlord desires.